UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2005
AMERICA WEST HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12649	86-0847214
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)
111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
AMERICA WEST AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-12337	86-0418245
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)
4000 E. Sky Harbor Boulevard
Phoenix, Arizona 85034-3899
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On August 4, 2005, in connection with the transactions contemplated by the merger agreement between America West Holdings Corporation (the “Company”) and a subsidiary of US Airways Group, Inc. (“US Airways Group”), the Compensation Committee of the Company’s Board of Directors approved an incentive plan for its senior executive team to provide incentives for its senior executive team to continue to work for the success of the combined company (“New US Airways Group”) following the closing of the merger. The various components of the incentive plan are as follows:
•     W. Douglas Parker, the Company’s Chairman and Chief Executive Officer, has been granted options to purchase an aggregate of 500,000 shares of the Company’s Class B common stock under the Company’s 2002 Incentive Equity Plan. The options have an exercise price of $8.65 per share, the fair market value on the date of grant, and a ten year term, and 50% of the options will vest on the second anniversary of the effective time of the merger and 25% will vest on each of the third and fourth anniversaries of the effective time of the merger. At the effective time of the merger, the options will be converted into options to acquire New US Airways Group common stock in accordance with the merger agreement. In the event the merger is not completed, the options will be canceled.
•     Subject to and effective upon the completion of the merger, stock appreciation rights will be granted pursuant to the proposed New US Airways Group 2005 equity incentive plan (the “2005 Incentive Plan”) as follows: Mr. Parker, 196,000; executive vice presidents, 165,000; and senior vice presidents, 51,500. Each stock appreciation right will represent the right to receive the value of appreciation of one share of New US Airways Group common stock in excess of the fair market value of such share on the date of grant. Subject to acceleration as described below, 50% of the stock appreciation rights granted upon the completion of the merger will vest on the second anniversary of the effective time of the merger and 25% will vest on each of the third and fourth anniversaries of the effective time of the merger. The stock appreciation rights will be exercisable after vesting for a period of 10 years from the date of grant.
•     Subject to and effective upon the completion of the merger, Mr. Parker will be granted 41,250 restricted stock units pursuant to the 2005 Incentive Plan. Each restricted stock unit will represent the right to receive one share of New US Airways Group common stock if and when the restricted stock unit vests. Subject to acceleration as described below, 50% of the restricted stock units granted to Mr. Parker will vest on the second anniversary of the effective time of the merger and 25% will vest on each of the third and fourth anniversaries of the effective time of the merger.
•     Subject to and effective upon the completion of the merger, restricted stock units will be granted pursuant to the 2005 Incentive Plan as follows: Mr. Parker, 20,625; executive vice presidents, 10,300; and senior vice presidents, 3,200; provided, that the restricted stock units will provide that no underlying shares will be issued unless the operating certificates of America West Airlines, Inc. (“AWA”) and US Airways, Inc. (“US Airways”) have been combined within three years after the effective time of the merger. Subject to acceleration as described below, 50% of the restricted stock units will vest on each of the third and fourth anniversaries of the effective time of the merger.
•     The vesting of all awards described above will be accelerated if the executive is terminated by New US Airways Group following the merger without cause or by reason of death or disability, if the executive terminates his or her employment at any time for good reason, or if the executive is terminated involuntarily within 24 months of a subsequent change in control of New US Airways Group. No shares underlying the restricted stock units subject to both time and

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performance vesting will be issued in any case, however, unless the operating certificates of AWA and US Airways have been combined before the end of the three year period after the effective time of the merger and the executive has remained employed by New US Airways Group through that time.
•     In consideration for the awards granted to him and the other senior executives as described above, Mr. Parker has agreed to waive his rights to voluntarily terminate his employment without good reason in the two year period following the effective time of the merger and still receive full severance benefits under the terms of his current employment agreement with respect to the change in control resulting from the merger.
     All of the foregoing awards, other than the stock option grant to Mr. Parker, remain subject to receipt of necessary approvals under the terms of the merger agreement and the Chapter 11 plan of reorganization of US Airways Group and its domestic subsidiaries.
* * * *
FORWARD-LOOKING STATEMENTS
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the companies’ outlook, expected fuel costs, the RASM environment, and the companies’ respective expected 2005 financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation (“America West”) and US Airways Group, Inc. (“US Airways Group” and, together with America West, the “companies”), including future financial and operating results, the companies’ plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of America West and US Airways Group’s management and are subject to significant risks and uncertainties that could cause the companies’ actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the companies to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing, in the case of US Airways Group, or other financing; the ability of the companies to maintain adequate liquidity; the duration and extent of the current soft economic conditions; the impact of global instability including the continuing impact of the continued military presence in Iraq and Afghanistan and the terrorist attacks of Sept. 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the companies to attract and retain customers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; the impact of changes in fuel prices; economic conditions; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; US Airways Group’s ability to continue as a going concern; US Airways Group’s ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time; the ability of US Airways Group to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceedings; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for US Airways Group to propose and confirm one or more plans of reorganization, to appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of US Airways Group to obtain and maintain normal terms with vendors and service providers; US Airways Group’s ability to maintain

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contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceedings on US Airways Group’s liquidity or results of operations; the ability of US Airways Group to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of US Airways Group to fund and execute its Transformation Plan during the Chapter 11 proceedings and in the context of a plan of reorganization and thereafter; and other risks and uncertainties listed from time to time in the companies’ reports to the SEC. There may be other factors not identified above of which the companies are not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The companies assume no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Similarly, these and other factors, including the terms of any reorganization plan of US Airways ultimately confirmed, can affect the value of the US Airways Group’s various prepetition liabilities, common stock and/or other equity securities. Accordingly, the companies urge that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities. Additional factors that may affect the future results of America West and US Airways Group are set forth in their respective filings with the SEC, which are available at http://www.shareholder.com/americawest/edgar.cfm and http://investor.usairways.com/edgar.cfm, respectively.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed merger transaction, US Airways Group and America West have filed a Registration Statement on Form S-4 and other documents with the Securities and Exchange Commission (Registration No. 333-126162) containing a preliminary joint proxy statement/prospectus regarding the proposed transaction. The proxy statement/prospectus will be mailed to stockholders of America West after the registration statement is declared effective by the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND OTHER RELATED MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and proxy statement, as well as other filed documents containing information about US Airways Group and America West (when available) at http://www.sec.gov, the SEC’s website. Free copies of America West’s SEC filings are also available on America West’s website at http://www.shareholder.com/americawest/edgar.cfm, or by request to Investor Relations, America West Holdings Corporation, 111 West Rio Salado Pkwy, Tempe, Arizona 85281. Free copies of US Airways Group’s SEC filings are also available on US Airways Group’s website at http://investor.usairways.com/edgar.cfm or by request to Investor Relations, US Airways Group, Inc., 2345 Crystal Drive, Arlington, VA 22227.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
PARTICIPANTS IN THE SOLICITATION
America West, US Airways Group and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from America West’s stockholders with respect to the proposed transaction. Information regarding the officers and directors of America West is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on April 15, 2005. Information regarding the officers and directors of US Airways Group is included in its 2004 Annual Report filed with the SEC on Form 10-K on March 1, 2005. More detailed information regarding the identity of potential participants, and their interests in the solicitation, is set forth in the registration statement and proxy statement and other materials filed with the SEC in connection with the proposed transaction.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Holdings Corporation

Dated: August 10, 2005	By:	/s/ Derek J. Kerr

Derek J. Kerr
Senior Vice President and Chief Financial Officer
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Airlines, Inc.

Dated: August 10, 2005	By:	/s/ Derek J. Kerr

Derek J. Kerr
Senior Vice President and Chief Financial Officer

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